Summary Prospectus Supplement	February 28, 2018

Putnam VT International Equity Fund
Summary Prospectus dated April 30, 2017

The section Fund summary - Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC*

Portfolio manager

Simon Davis, Co-Head of Equities, portfolio manager of the fund from 2003 to 2008 and since 2011

Assistant portfolio manager

Vivek Gandhi, Portfolio Manager, assistant portfolio manager of the fund since 2018

* Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

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